Return to:        Michelle Mapes, Esq.
                  Husch Blackwell Sanders LLP
                  1620 Dodge Street, Suite 2100
                  Omaha, NE  68102

                                  DEED OF TRUST

     THIS DEED OF TRUST  ("Deed  of  Trust"),  is made this  _____ day of April,
2008, by and among NEDAK Ethanol,  LLC, ("Trustor" also known as "Borrower"),  a
Nebraska  limited  liability  company,  whose  mailing  address  is PO Box #391,
Atkinson, NE 68713, Lawyers Title Insurance Corporation,  a Nebraska corporation
("Trustee"),  whose  mailing  address is 10 South  LaSalle  Street,  Suite 2500,
Chicago,  IL  60603,  and  Delta T  Corporation  ("Beneficiary"  also  known  as
"Lender"), a Virginia corporation whose mailing address is 133 Waller Mill Road,
Williamsburg, VA 23185.

     FOR  VALUABLE  CONSIDERATION,   Trustor  irrevocably  transfers,   conveys,
mortgages and assigns to Trustee,  IN TRUST, WITH POWER OF SALE, for the benefit and security of  Beneficiary,  under and subject to the terms and  conditions of this Deed of Trust,  the real property,  located in the County of Holt, State of
Nebraska, and described as follows (the "Real Estate"):

                            See attached exhibit "A"

     TOGETHER  WITH,  all  buildings,  fixtures and  improvements  upon the Real
Estate, whether now or hereafter existing, all rights-of-way,  easements, rents, issues,  profits,  income,  leases,  tenements,  hereditaments,  privileges  and appurtenances belonging,  used or enjoyed in connection with the Real Estate, or any part thereof (subject, however, to the right, power and authority of Trustor to collect and apply such rents,  issues,  profits and income as they become due and  payable,  so long as no  default  exists  hereunder)  and all  proceeds  of conversion,  voluntary  or  involuntary,  of any of the  foregoing  into cash or liquidated  claims,  including  without  limitation,  proceeds of insurance  and condemnation  awards,  all of which collectively is hereunder referred to as the
"Trust Estate."

                          FOR THE PURPOSE OF SECURING:

     Payment of  indebtedness  in the principal  amount of FIVE MILLION  DOLLARS
($5,000,000),  as evidenced by that certain promissory note dated April __, 2008
(the "Note")  with a maturity  date as set forth  therein,  executed by Trustor, which has been delivered and is payable to the order of  Beneficiary,  and which by this reference is made part of this Deed of Trust.

     This Deed of Trust, the Note, and any other instrument given to evidence or further  secure  the  payment  and  performance  of any past,  current or future
obligations   secured  hereby  are  referred  to   collectively   as  the  "Loan
Instruments."

                 TO PROTECT THE SECURITY OF THIS DEED OF TRUST:

     1. PAYMENT OF INDEBTEDNESS. Trustor shall pay when due the principal on the
Note,  and all other  charges,  fees and all other sums as  provided in the Loan
Instruments.

     2. ACTIONS AFFECTING TRUST ESTATE.  Trustor shall appear in and contest any action or proceeding  purporting to or which may in fact adversely  affect title to the Trust Estate or the  security or priority  hereof or the rights or powers of Beneficiary or Trustee;  and Trustor shall indemnify  Trustee and Beneficiary from all costs and expenses,  including cost of evidence of title and attorneys'
fees,  incurred by Trustee and  Beneficiary  in any such action or proceeding in which Beneficiary or Trustee may appear.

     Trustor shall pay all real estate taxes and assessments  levied on the Real
Estate,  including any tax levied on the debt secured  hereby,  when they become due and  payable  and  before  they  become  delinquent.  Trustor  shall pay and promptly discharge, at Trustor's cost and expense, all such liens,  encumbrances and  charges  imposed  upon the Trust  Estate,  or any part  thereof or interest therein.  If  Trustor  shall fail to  discharge  or pay  promptly  any such tax, assessment,  lien,  encumbrance  or charge,  such failure shall be considered an
Event of Default and Beneficiary  shall be entitled to all the remedies provided under this Deed of Trust or available at law or equity. If Trustor shall fail to discharge  any such tax,  assessment,  lien,  encumbrance  or charge,  then,  in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same,  either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond in the amount claimed or otherwise  giving  security for such claim,  or in such manner as is or may be  prescribed  by law.  Any such  payment  shall be payable immediately  upon  written  demand  and  shall  bear  interest  from the date of disbursement until paid at the maximum amount allowed under state law.

     The  Trustor  will  promptly  comply  with all  present  and  future  laws, ordinances,  rules and regulations of any governmental  authority  affecting the
Trust Estate or any part thereof.  This shall apply to any improvements upon the
Trust Estate as well as the operation of any business upon the Trust Estate.

     3. EMINENT DOMAIN. Should the Trust Estate, or any part thereof or interest therein, be taken or damaged by reason of any taking by right of eminent domain, condemnation proceeding ("Condemnation"),  or in any other manner including deed in lieu  of  Condemnation,  or  should  Trustor  receive  any  notice  or  other information regarding such proceeding,  Trustor shall give prompt written notice thereof to Beneficiary. All such compensation, awards, damages, rights or action and  proceeds  awarded to  Trustor  (the  "Proceeds")  are  hereby  assigned  to
Beneficiary,  and Trustor  agrees to execute  such  further  assignments  of the
Proceeds as  Beneficiary  or Trustee may  require.  The Proceeds  shall,  at the option of the  Trustor,  be applied  against  the costs of  restoring  the Trust
Estate or against the unpaid principal balance of the Note.

     4.  REPRESENTATIONS.  Trustor covenants and warrants with Beneficiary,  its successors  and assigns,  that Trustor owns the Trust Estate free from any prior lien or encumbrance (except such permitted exceptions as expressly designated in
Exhibit "B" attached hereto), that this Deed of Trust is and will remain a valid and enforceable first lien on the Trust Estate,  that Trustor will preserve such title and will forever  warrant and defend the same to the  Beneficiary and will forever  warrant and defend the validity and priority of the lien hereof against the claims of all persons and claimants  whomsoever.  The  foregoing  warranties shall survive the exercise of the power of sale as herein conferred,  as well as the foreclosure of the Deed of Trust, and shall run with the land.  Trustor will make such  further  assurance  or  assurances  to perfect its title to the Trust
Estate as may be reasonably required by Beneficiary. Trustor hereby relinquishes all right of dower and homestead in and to the Trust Estate.

     5.  TRUSTEE'S  DUTIES.  Trustor  acknowledges  that:  (a)  the  duties  and obligations of Trustee shall be determined  solely by the express  provisions of this Deed of Trust and Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth herein, and no implied covenants or obligations shall be imposed upon Trustee; (b) no provision of this
Deed of  Trust  shall  require  Trustee  to  expend  or risk its own  funds,  or otherwise incur any financial obligation in the performance of any of its duties hereunder,  or in the exercise of any of its rights or powers,  if it shall have grounds for  believing  that the  repayment of such funds or adequate  indemnity against such risk or liability is not reasonably  assured to it; (c) Trustee may consult with counsel of its own choosing and the advice of such counsel shall be full and  complete  authorization  and  protection  in the respect of any action taken or suffered by it  hereunder  in good faith and in reliance  thereon;  (d)
Trustee  shall  not be

liable for any action taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights of powers  conferred upon it by this Deed of Trust.

     6. APPOINTMENT OF SUCCESSOR TRUSTEE. Beneficiary may, from time to time, by written instrument  executed and acknowledged by Beneficiary,  mailed to Trustor and  recorded  in the  County  in which  the Trust  Estate  is  located,  and by otherwise  complying  with the  provisions of the applicable law of the State of
Nebraska,  substitute a successor or  successors  to the Trustee named herein or acting hereunder.

     7.  SUCCESSORS  AND ASSIGNS.  This Deed of Trust  applies to, inures to the benefit  of and binds all  parties  hereto,  their  heirs,  legatees,  devisees, personal  representatives,  successors and assigns. The term "Beneficiary" shall mean the owner and  holder of the Note,  whether  or not  specifically  named as
Beneficiary herein.

     8. INSPECTIONS.  Beneficiary, or its agents, representatives or workmen are authorized  to enter at any  reasonable  time  upon or in any part of the  Trust
Estate for the purpose of inspecting  the same and for the purpose of performing any of the  acts it is  authorized  to  perform  under  the  terms  of the  Loan
Instruments.

     9. EVENTS OF DEFAULT.  Any of the following events shall be deemed an Event of Default under this Deed of Trust:

          (a) Trustor  shall have  failed to make  payment of  principal  or any other sum  secured by this Deed of Trust or  required  to be paid under the terms hereof when due;

          (b)  There  has  occurred  a breach  of or  default  under  any  term, covenant,  agreement,  condition,  provision,  representation  or  warranty contained in any of the Loan Instruments;

          (c)  Trustor  shall  have sold,  transferred,  conveyed,  assigned  or encumbered  the Trust Estate or any part  thereof or any interest  therein, whether  outright,  by deed,  land  contract,  lease with purchase  option, mortgage,  judgment,  or otherwise,  without the prior  written  consent of
     Beneficiary; or

          (d) The warranty of title as made herein, or any other  representation or warranty  made by the  Trustor in any  financial  statements  or reports submitted to Beneficiary shall be breached, false or materially misleading.

     10.  ACCELERATION  UPON DEFAULT,  ADDITIONAL  REMEDIES.  Should an Event of
Default occur,  Beneficiary  may declare all  indebtedness  secured hereby to be immediately due and payable and the same shall thereupon  become due and payable without  any  presentment,  demand,  protest  or notice of any kind.  Thereafter
Beneficiary may:

          (a) Either in person or by agent,  with or without bringing any action or proceeding,  or by a receiver appointed by a Court and without regard to the adequacy of its security,  enter upon and take  possession of the Trust
     Estate, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems  necessary  or  desirable to preserve the value, marketability  or rentability  of the Trust Estate,  or any part thereof or interest  therein,  increase  the income  therefrom or protect the security hereof and with or without taking  possession of the Trust Estate,  sue for or otherwise collect the rents, issues and profits thereof, including those past due and  unpaid,  and apply  the same,  less  costs  and  expenses  of operation and collection,  including attorney's fees, upon any indebtedness secured  hereby,  all in such  order  as  Beneficiary  may  determine.  The entering upon and taking possession of the Trust Estate,  the collection of such rents,  issues and profits and the  application  thereof as  described above,  shall not cure or waive any default or notice of default  hereunder or invalidate  any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of the
     Trust Estate or the collection, receipt and application of rents, issues or profits,  Trustee or Beneficiary  shall be entitled to exercise every right provided for in any of the Loan  Instruments  or by law upon  occurrence of any Event of Default, including the right to exercise the Power of Sale;

          (b) Commence an action to foreclose  this Deed of Trust as a mortgage, to seek deficiency on the  indebtedness  after the foreclosure  without any limitation  otherwise  applicable  under the  Nebraska  Trust Deeds Act, to appoint  a  receiver,  and to  otherwise  specifically  enforce  any of the covenants or provisions hereof;

          (c) Deliver to Trustee a written declaration of default and demand for sale,  and a written  notice of default  and  election  to cause  Trustor's interest in the Trust  Estate to be sold under the Power of Sale  contained herein, which notice Trustee shall cause to be duly filed for record in the appropriate  Official  Records of the  County in which the Trust  Estate is located, all to the extent required by applicable law;

          (d) Pay such sums as it deems  necessary  to protect the Trust  Estate and cure any default of the Trustor; and

          (e) Exercise all rights and remedies available to it at law, in equity or under the Nebraska Trust Deeds Act.

     11.  FORECLOSURE BY POWER OF SALE. Should Beneficiary elect to foreclose by exercise of the Power of Sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts or other  evidence  of  expenditures  made and  secured  hereby as  Trustee  may require.

          (a) Upon receipt of such notice from Beneficiary,  Trustee shall cause to be recorded,  published  and delivered to Trustor such Notice of Default and  Notice  of Sale as then  required  by law and by this  Deed of  Trust.
     Trustee shall,  without  demand on Trustor,  after such time as may then be required by law and after  recordation  of such Notice of Default and after
     Notice of Sale having been given as required by law,  sell the Trust Estate at the time and place of sale fixed by it in such Notice of Sale, either as a whole,  or in  separate  lots,  parcels  or items as  Trustee  shall deem expedient,  and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States,  or certified check, payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient  trustee's deed conveying the property so sold, but without any covenant or warranty, express or implied.
     The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness  thereof.  Any person,  including,  without limitation,
     Trustor, Trustee or Beneficiary,  may purchase at such sale. Trustor hereby covenants  to forever  warrant  and defend the title of such  purchaser  or purchasers  of any of the  Trust  Estate  so  conveyed  as if  Trustor  had conveyed the same to such purchaser(s) by general warranty deed.

          (b) As may be permitted by law,  after  deducting all costs,  fees and expenses of Trustee and of this Trust incurred in connection  with any such default or sale or foreclosure or all of them,  including  attorney's  fees and costs of evidence  of title in  connection  with sale,  and a Trustee's fee,  Trustee  shall apply the  proceeds of sale to payment of (i) all sums expended under the terms hereof, not then repaid,  with accrued interest at the default  rate  provided in the Note,  (ii) all other sums then  secured hereby,  and (iii) the remainder,  if any, to the person or persons legally entitled  thereto.  The  Trustee's  fee shall  equal 2% of the  outstanding principal balance of the Note, plus attorney's fees incurred by the Trustee in connection with performing its duties under this Deed of Trust.

          (c) Trustee may in the manner  provided by law postpone sale of all or any portion of the Trust Estate.

     12.  REMEDIES NOT  EXCLUSIVE.  Trustee and  Beneficiary,  and each of them, shall be entitled to enforce  payment and  performance  of any  indebtedness  or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under  any Loan  Instrument  or other  agreement  or any laws now or hereafter  in  force,  notwithstanding  some  or all of  such  indebtedness  and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage,  deed of trust,  pledge,  lien,  assignment or otherwise.  Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained,  shall prejudice or in any manner  affect  Trustee's  or  Beneficiary's  right to realize upon  or  enforce  any  other  security  now or  hereafter  held by  Trustee  or
Beneficiary,  it being  agreed that Trustee and  Beneficiary,  and each of them, shall be entitled to enforce  this Deed of Trust and any other  security  now or hereafter  held by  Beneficiary  or  Trustee in such order and manner as they or either of them may in their  absolute  discretion  determine.  No remedy  herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy  herein or by law provided or  permitted,  but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter  existing at law or in equity or by statute.  Every power or remedy given by any of the Loan  Instruments  to Trustee or  Beneficiary is independent and either of them may pursue  inconsistent  remedies.  Nothing  herein shall be construed as prohibiting  Beneficiary from seeking a deficiency judgment against the Trustor to the extent such action is permitted by law.

     13. TRANSFER OF THE PROPERTY;  ASSUMPTION.  If all or any part of the Trust
Estate or  interest  therein  is sold,  transferred  or  otherwise  conveyed  by
Trustor, including any transfer by operation of law, without Beneficiary's prior written consent, excluding:

          (a) A transfer by devise or descent upon the death of the Trustor; or

          (b) The grant of any leasehold  interest not otherwise contrary to the terms hereof;

such action shall give rise to a right of acceleration  under this Deed of Trust and the Loan Instruments and Beneficiary may, at Beneficiary's  option,  declare all sums secured by this Deed of Trust to be  immediately  due and  payable,  or cause  the  Trustee  to file a notice of  default  if all such sums are not paid within thirty (30) days of notice of acceleration. Beneficiary shall have waived such  option to  accelerate  if,  prior to the  sale,  transfer  or  conveyance,
Beneficiary  and the person to whom the  property  is to be sold or  transferred reach  agreement  in writing that the credit of such person is  satisfactory  to
Beneficiary. This provision shall not be construed as imposing on Beneficiary an obligation  or duty to reach  such an  agreement  or to give  consent to a sale, transfer or other  conveyance,  and Beneficiary shall have the right to withhold approval for any reason in Beneficiary's sole discretion.

     14.  REQUEST FOR NOTICE.  Trustor  hereby  requests a copy of any notice of default or notice of sale  hereunder be mailed to it at the address set forth in the first paragraph of this Deed of Trust.

     15.  GOVERNING LAW AND NON-WAIVER.  This Deed of Trust shall be governed by the laws of the State of Nebraska.  In the event that any provision or clause of any of the Loan Instruments conflicts with applicable laws, such conflicts shall not affect other provisions of such Loan  Instruments  which can be given effect without the  conflicting  provision,  and to this end the provisions of the Loan
Instruments  are  declared  to be  severable.  This  instrument  can be  waived, changed, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of any waiver,  change,  discharge or termination is sought.

     The  acceptance by  Beneficiary  of any sum after the same is due shall not constitute a waiver of the right either to request prompt payment,  when due, of all other sums hereby  secured or to declare a default as herein  provided.  The acceptance  by  Beneficiary  of any sum in an amount  less than the sum then due shall be deemed an acceptance on account only and upon  condition  that it shall not  constitute a waiver of the  obligation  of Trustor to timely pay the entire sum then due, and Trustor's  failure to pay the entire sum then due shall be and continue  to be a default  notwithstanding  such  acceptance  of such  amount on account,  as  aforesaid,  and  Beneficiary  or  Trustee  shall  be at all  times thereafter  and  until  the  entire  sum then due  shall  have  been  paid,  and notwithstanding  the  acceptance  by  Beneficiary  thereafter of further sums on account,  or  otherwise,  entitled  to  exercise  all rights in this  instrument conferred upon them, or either of them,  upon the  occurrence of a default,  and the right to proceed  with a sale under any notice of default and notice of sale shall in no way be impaired,  whether any of such amounts are received  prior or subsequent to such notice.  Consent by Beneficiary to any  transaction or action of Trustor  which is subject to consent or  approval  of  Beneficiary  hereunder shall not be deemed a waiver of the right to require such consent or approval to future or successive transactions or actions.

     16.  RECONVEYANCE  BY  TRUSTEE.  Upon  satisfaction  of  all  of  Trustor's obligations under the Loan Instruments,  and upon written request of Beneficiary stating that all sums secured  hereby have been paid, and upon surrender of this
Deed of Trust and the Note to  Trustee  for  cancellation  and upon  payment  by
Trustor of Trustee's fees,  Trustee shall reconvey to Trustor,  or the person or persons legally entitled  thereto,  without  warranty,

any  portion of the Trust  Estate  then held  hereunder.  The  recitals  in such reconveyance  of  any  matters  or  facts  shall  be  conclusive  proof  of  the truthfulness  thereof.  The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

     17. NOTICES. Whenever Beneficiary,  Trustor or Trustee shall desire to give or serve any notice, demand, request or other communication with respect to this
Deed of Trust, each such notice, demand, request or other communication shall be in writing  and shall be  effective  only if the same is  delivered  by personal service or mailed by certified mail,  postage prepaid,  addressed to the address set forth at the  beginning of this Deed of Trust or at such other  address as a party may designate  for itself by notice to the other  parties  hereto given in like  manner.  If Trustor  consists of more than one person,  one notice sent to both Trustors at the address  designated for them in this Deed of Trust shall be deemed to be good and sufficient  notice given to both  Trustors,  regardless of whether either of them  subsequently  asserts or proves that it did not actually receive such notice.

     18. ADDITIONAL PROVISIONS.

          a.   This  Deed of Trust  shall at all  times  be  subordinate  to any indebtedness  concerning  the Trust  Estate  granted to AgCountry
               (formerly  known as "Farm Credit  Services of Grand Forks"),  and any deeds of trust,  mortgages,  security  instruments,  or other loan instruments granted therewith.

          b.   Trustor shall maintain fire,  hazard,  personal liability and any other insurance reasonably requested by Beneficiary upon the Real
               Estate.   Trustor  shall  promptly  pay  all  premiums  for  such
               insurance  when due.  Trustor  shall not  cancel  such  insurance without at least ten (10) days written notice to Beneficiary

            [signatures and acknowledgments appear on following page]

IN WITNESS  WHEREOF,  Borrower has executed this Deed of Trust on the date first above written.

BORROWER:

NEDAK Ethanol, LLC

By:      /s/ Jerome Fagerland
   ---------------------------------
Name:    Jerome Fagerland
   ---------------------------------
Its:     Pres & Gen Mngr.
   ---------------------------------

STATE OF NEBRASKA )
                  ) SS.
COUNTY OF HOLT    ))

         The foregoing Deed of Trust was acknowledged  before me on this ___ day of April, 2008 by  Jerome Fagerland,  the  President & Gen. Mngr.  of NEDAK
Ethanol, LLC, on behalf of said limited liability company.

                                             /s/ James. J. Brennan
                                             ----------------------------------
                                             Notary Public
                                             My commission expires:

                                   EXHIBIT "A"

     Beginning at the southwest corner of the NE 1/4 of Section 4, T29N, R14W of the 6th P.M. in Holt County, Nebraska, and assuming the west line of said NE 1/4 has a bearing of S  00(degree)04'33"  E,  thence N  89(degree)33'18"E  along the south line of said NE 1/4,  1,312.51 feet;  thence N  00(degree)59'49"W,  694.43 feet; thence N  89(degree)00'11"  E, 539.97 feet; thence N  00(degree)59'49"  W,
635.59 feet, to the southwesterly  right-of-way line of the Cowboy Trail; thence
N  51(degree)52'31" W along said southwest  right-of-way,  732.65 feet; thence S
38(degree)07'29"  W, 200.00  feet;  thence N  51(degree)52'31"  W, 200.00  feet;
thence N 38(degree)07'29" E, 200.00 feet, to said southwest right-of-way line of
Cowboy Trail;  thence S 89(degree)54'11"  W, 1,073.08 feet, to a point 25.0 feet east of said west line of the NE 1/4 of Section 4; thence N 00(degree)04'33"  W, parallel  with said west line,  776.67  feet,  to the north line of said NE 1/4;
thence S  89(degree)16'37"  W along said north line,  25.00  feet,  to the N 1/4 corner of said  Section 4; thence S  89(degree)32'36"  W along the north line of the NW 1/4 of said Section 4, 35.05 feet; thence S 00(degree)04'33"  E, parallel with said west line of the NE 1/4,  2,699.74  feet, to the south line of said NW
1/4; thence N 89(degree)32'57" E along said south line, 35.05 feet, to the point of beginning

     And a tract of land  located in the NW 1/4 of Section 4, T29N,  R14W of the
6th P.M. in Holt County, Nebraska, described as follows:

     Beginning  at a point on the south  line of said NW 1/4 and 35.05 feet west of the  southeast  corner of said NW 1/4,  and assuming the south line to have a bearing of S  89(degree)30'01"  W; thence N 00(degree)04'33" W and parallel with the east line of said NW 1/4, 200 feet; thence S 89(degree)30'01" W and parallel with the south line of the said NW 1/4, 900 feet; thence S 00(degree)04'33" E to a point on the south line of said NW 1/4, 200 feet; thence N  89(degree)30'01" E on the south line of said NW 1/4, 900 feet, to the point of beginning.

                                   EXHIBIT "B"

                              Permitted Exceptions

1. Real estate taxes and  assessments  for the years 2007, and subsequent  years not yet due and payable.

2. Right of Way Permit and  Easement  to  Niobrara  Valley  Electric  Membership
Corporation  filed  December 29, 1977 in book 54, Page 659 of the  Miscellaneous records of Holt County,  Nebraska,  granting right of way to construct,  operate and maintain electric  transmission  equipment located on property  described as the North Half of Section 4-29-14 and a transmission  line to run  approximately
1/2 mile  East & West on  approximately  the 34 foot  line  South  of the  North
Section line of Said Section.

3. Right of Way Permit and  Easement  to  Niobrara  Valley  Electric  Membership
Corporation  filed  November 7, 1994 in Book 72, Page 140 of the records of said county granting the right of way for construction,  operation and maintenance of electric  transmission  equipment  located on the  Northeast  Quarter of Section
4-29-14.

4.  Agreement  for  Electric  Service to  Niobrara  Valley  Electric  Membership
Corporation  recorded  November 7, 1994 in Book 72, Page 141,  making  available electric service to operate the irrigation system located on property  described as the Northeast Quarter of Section 4-29-14.

5. Permanent Road Access  Easement from NEDAK  Ethanol,  LLC to Nebraska  Public
Power District dated January 23, 2007 recorded 12-12-07 in Book 84, Page 707.

6. The  following  matters  disclosed in that  certain  Survey made by Gilmore &
Associates Inc. dated February 9, 2007 as Job No. 123.086L.

Gravel drive along the west line of the land,
Power line along the west line of the land, and
Telephone equipment along the south line of the land.

7. Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture
Financing Statement made and entered into as of February 14, 2007 by and between
NEDAK Ethanol,  LLC to and in favor of LAWYERS TITLE  INSURANCE  CORPORATION,  a
Nebraska  corporation,  as Trustee,  for the benefit of FARM CREDIT  SERVICES OF
GRAND FORKS, FLCA filed 2-16-2007 in Book 318, at Page 48 of the records of Holt
County, Nebraska.